Exhibit 4.14







                      AMENDED AND RESTATED

                         TRUST AGREEMENT

                               among

              ENTERGY LOUISIANA, INC., as Depositor

                               and

            THE BANK OF NEW YORK, as Property Trustee

      THE BANK OF NEW YORK (DELAWARE), as Delaware Trustee

                     [___________________],

                        [______________],

                               and

        [_______________], as Administrative Trustees

                 Dated as of [_________] 1, 1996

                  ENTERGY LOUISIANA CAPITAL II





                  Entergy Louisiana Capital II

      Certain Sections of this Trust Agreement relating to
                 Sections 310 through 318 of the
                  Trust Indenture Act of 1939:

Trust Indenture                                   Trust Agreement
  Act Section                                         Section

Section 310(a)(1)                                    8.07
        (a)(2)                                       8.07
        (a)(3)                                       8.09
        (a)(4)                                       Not Applicable
        (b)                                          8.08
Section 311(a)                                       8.13
        (b)                                          8.13
Section 312(a)                                       5.07
        (b)                                          5.07
        (c)                                          5.07
Section 313(a)                                       8.14(a)
        (a)(4)                                       8.14(b)
        (b)                                          8.14(b)
        (c)                                          8.14(a)
        (d)                                          8.14(a), 8.14(b)
Section 314(a)                                       Not Applicable
        (b)                                          Not Applicable
        (c)(1)                                       Not Applicable
        (c)(2)                                       Not Applicable
        (c)(3)                                       Not Applicable
        (d)                                          Not Applicable
        (e)                                          Not Applicable
Section 315(a)                                       8.01
        (b)                                          8.02, 8.14(b)
        (c)                                          8.01(a)
        (d)                                          8.01, 8.03
        (e)                                          Not Applicable
Section 316(a)                                       Not Applicable
        (a)(1)(A)                                    Not Applicable
        (a)(1)(B)                                    Not Applicable
        (a)(2)                                       Not Applicable
        (b)                                          Not Applicable
        (c)                                          Not Applicable
Section 317(a)(1)                                    Not Applicable
        (a)(2)                                       Not Applicable
        (b)                                          5.09
Section 318(a)                                       10.10

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Trust Agreement.

                       TABLE OF CONTENTS


     ARTICLE I.

                         Defined Terms
          Section 1.01.   Definitions                           2

     ARTICLE II.

                   Establishment of the Trust
          Section 2.01. Name                                   12
          Section 2.02. Office of the  Delaware  Trustee;
                        Principal Place of Business            12
          SectioN 2.03. Initial  Contribution  of   Trust
                        Property; Organizational Expenses      12
          Section 2.04. Issuance   of   the   Preferred
                        Securities                             13
          Section 2.05. Subscription  and  Purchase   of
                        Debentures; Issuance of the
                        Common Securities                      13
          Section 2.06. Declaration of Trust;  Appointment
                        of Additional Administrative Trustees  13
          Section 2.07. Authorization to Enter into Certain
                        Transactions                           14
          Section 2.08. Assets of Trust                        18
          Section 2.09. Title to Trust Property                18

     ARTICLE III.

                        Payment Account
          Section 3.01. Payment Account                        18

     ARTICLE IV.

                   Distributions; Redemption
          Section 4.01.  Distributions                         19
          Section 4.02.  Redemption                            20
          Section 4.03.  Subordination of Common Securities    22
          Section 4.04.  Payment Procedures                    23
          Section 4.05.  Tax Returns and Reports               23
          Section 4.06.  Payment of Taxes, Duties, Etc.  of
                           the Trust                           23
          Section 4.07. Payments under Subordinated
                           Indenture                           24

     ARTICLE V.

                 Trust Securities Certificates
          Section 5.01.  Initial Ownership                     24
          Section 5.02.  The Trust Securities Certificates     24
          Section 5.03.  Execution and Delivery  of  Trust
                         Securities Certificates               25
          Section 5.04.  Registration  of  Transfer   and
                         Exchange of Preferred Securities
                         Certificates                          25
          Section 5.05.  Mutilated,  Destroyed,  Lost   or
                         Stolen Trust Securities
                         Certificates                          26
          Section 5.06.  Persons Deemed Securityholders        26
          Section 5.07.  Access to List of Securityholders'
                         Names and Addresses                   26
          Section 5.08.  Maintenance of Office or Agency       27
          Section 5.09.  Appointment of Paying Agent           27
          Section 5.10.  Ownership of Common Securities  by
                         Depositor; Common
                         Securities Certificate                28
          Section 5.11.  Book-Entry  Preferred  Securities
                         Certificates                          28
          Section 5.12.  Notices to Securities Depository      29
          Section 5.13.  Definitive  Preferred  Securities
                         Certificates                          29
          Section 5.14.  Rights of Securityholders             30

     ARTICLE VI.

           Acts of Securityholders; Meetings; Voting
          Section 6.01.  Limitations on Voting Rights          30
          Section 6.02.  Notice of Meetings                    32
          Section 6.03.  Meetings of Holders  of  Preferred
                         Securities                            32
          Section 6.04.  Voting Rights                         32
          Section 6.05.  Proxies, etc.                         33
          Section 6.06.  Securityholder Action  by  Written
                         Consent                               33
          Section 6.07.  Record Date for Voting  and  Other
                         Purposes                              33
          Section 6.08.  Acts of Securityholders               33
          Section 6.09.  Inspection of Records                 35

     ARTICLE VII.

         Representations and Warranties of the Property
        Trustee, the Delaware Trustee and the Depositor
          Section 7.01.  Property Trustee                      35
          Section 7.02.  Delaware Trustee                      35
          Section 7.03.  Depositor                             36

     ARTICLE VIII.

                          The Trustees
          Section 8.01.  Certain Duties and Responsibilities   37
          Section 8.02.  Certain Notices                       38
          Section 8.03.  Certain Rights of Property Trustee    39
          Section 8.04.  Not Responsible for  Recitals  or
                         Issuance of Securities                42
          Section 8.05.  May Hold Securities                   42
          Section 8.06.  Compensation; Fees; Indemnity.        42
          Section 8.07.  Certain Trustees Required;
                         Eligibility                           43
          Section 8.09.  Co-Trustees and Separate Trustee      44
          Section 8.10.  Resignation and Removal; Appointment
                         of Successor                          46
          Section 8.11.  Acceptance  of  Appointment   by
                         Successor                             47
          Section 8.12.  Merger, Conversion, Consolidation
                         or Succession to Business             48
          Section 8.13.  Preferential Collection of  Claims
                         Against Depositor or Trust            48
          Section 8.14.  Reports by Property Trustee           48
          Section 8.15.  Reports to the Property Trustee       49
          Section 8.16.  Evidence  of  Compliance   With
                         Conditions Precedent                  49
          Section 8.17.  Number of Trustees.                   49
          Section 8.18.  Delegation of Power.                  50
          Section 8.19.  Fiduciary Duty                        50
          Section 8.20.  Voting                                51

     ARTICLE IX.

              Termination, Liquidation and Merger
          Section 9.01.  Termination Upon Expiration Date      51
          Section 9.02.  Early Termination                     52
          Section 9.03.  Termination                           52
          Section 9.04.  Liquidation                           52
          Section 9.05.  Mergers, Consolidations,
                         Amalgamations or Replacements of
                         the Trust                             54

     ARTICLE X.

                    Miscellaneous Provisions
          Section 10.01. Guarantee by the  Depositor  and
                         Assumption of Obligations             56
          Section 10.02. Limitation   of   Rights    of
                         Securityholders                       56
          Section 10.03.  Amendment                            56
          Section 10.04.  Separability                         58
          Section 10.05.  Governing Law                        58
          Section 10.06.  Successors                           58
          Section 10.07.  Headings                             58
          Section 10.08.  Notice and Demand                    58
          Section 10.09.  Agreement Not to Petition            59
          Section 10.10.  Conflict with Trust Indenture Act    59
          Section  10.11. Acceptance  of  Terms  of  Trust
                          Agreement, Guarantee and Indenture   60
          Section 10.12.  Counterparts                         60



     EXHIBIT A  Certificate of Trust of Entergy Louisiana
                     Capital II                                 A-1
     EXHIBIT B  Certificate Evidencing  Common  Securities  of
                     Entergy Louisiana Capital I                B-1
     EXHIBIT C  Agreement as to Expenses and Liabilities        C-1
     EXHIBIT D  Certificate Evidencing Preferred Securities of
                     Entergy Louisiana Capital I                D-1

           AMENDED AND RESTATED TRUST AGREEMENT, dated as of [_______] 1, 1996, between (i) Entergy Louisiana, Inc., a Louisiana corporation (the "Depositor"), (ii) The Bank of New York, a banking corporation duly organized and existing under the laws of New York, as trustee (the "Property Trustee"), (iii) The Bank of New York (Delaware), a banking corporation duly organized under the laws of Delaware, as trustee (the "Delaware Trustee") and (iv) [__________________], [______________] and
[______________], each an individual, as trustee, and each of whose address is c/o Entergy Louisiana, Inc., 639 Loyola Avenue, New Orleans, Louisiana 70113 (each, an "Administrative Trustee" and collectively the "Administrative Trustees") (the Property Trustee, the Delaware Trustee and the Administrative Trustees referred to collectively as the "Trustees") and (v) the several Holders (as hereinafter defined).



                      W I T N E S S E T H:



           WHEREAS, the Depositor, the Property Trustee, the Delaware Trustee and [__________________], as Administrative Trustee, have heretofore duly declared and established a business trust pursuant to the Delaware Business Trust Act (as hereinafter defined) by the entering into of that certain Trust Agreement, dated as of April __, 1996 (the "Original Trust Agreement"), and by the execution by the Property Trustee, the Delaware Trustee and [_________________], as Administrative Trustee and filing with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on April __, 1996, the form of which is attached as Exhibit A; and

           WHEREAS, the Depositor, the Property Trustee, Delaware Trustee and [_________________], as Administrative Trustee, desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things,
(i) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Debentures (as hereinafter defined), (ii) the issuance of the Common Securities (as hereinafter defined) by the Trust to the Depositor, (iii) the issuance of the Preferred Securities (as hereinafter defined) by the Trust pursuant to the Underwriting Agreement (as hereinafter defined) and (iv) the appointment of additional Administrative Trustees of the Trust;

           NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Securityholders, hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:



                           ARTICLE I.

                         Defined Terms

           Section 1.01. (a) Definitions. For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                (b) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                (c) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                (d) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement; and

                (e) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

          "Act" has the meaning specified in Section 6.08.

           "Additional Amount" means, with respect to Trust Securities of a given Liquidation Amount and for a given period, the amount of additional interest accrued on interest in arrears and paid by the Depositor on a Like Amount of Debentures for such period.

           "Administrative Trustee" means each of the individuals identified as an "Administrative Trustee" in the preamble to this Trust Agreement solely in their capacities as Administrative
Trustees of the Trust created hereunder and not in their individual capacities, or such trustee's successor in interest in such capacity, or any successor trustee appointed as herein provided.

           "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

               "Bankruptcy  Event" means,  with  respect  to  any
Person:

                    (i) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under Federal bankruptcy law or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee sequestrator or other similar official of such Person or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (ii) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or of the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under Federal bankruptcy law or any other applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.

           "Bankruptcy Laws" has the meaning specified in Section
10.09.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Depositor to have been duly adopted by the Depositor's Board of Directors or a duly authorized committee thereof or officers of the Depositor to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the appropriate Trustee.

           "Book-Entry  Preferred Securities  Certificates"  mean
certificates representing Preferred Securities issued in  global,
fully   registered   form  to  the  Securities   Depository   (as
hereinafter defined) as described in Section 5.11.

          "Business Day" means a day other than (x) a Saturday or a Sunday, (y) a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed or (z) a day on which the Property Trustee's Corporate Trust Office or the Debenture Trustee's principal corporate trust office is closed for business.

           "Certificate Depository Agreement" means the agreement among the Trust, the Depositor and The Depository Trust Company, as the initial Securities Depository, dated as of the Closing Date, relating to the Trust Securities Certificate, as the same may be amended and supplemented from time to time.

           "Certificate  of Trust" has the meaning  specified  in
Section 2.07(d).

          "Closing Date" means the date of delivery of this Trust
Agreement.

           "Code" means the Internal Revenue Code of 1986, as amended.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "Common Security" means an undivided beneficial interest in the assets of the Trust having a Liquidation Amount of $25 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

           "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit B.

           "Corporate Trust Office" means the principal corporate trust office of the Property Trustee located in New York, New
York.

            "Covered Person" means: (a) any officer, director, shareholder, beneficial owner, partner, member, representative, employee or agent of the Trust or the Trust's Affiliates; and (b) any Holder of Trust Securities.

           "Debenture Event of Default" means an "Event of Default" as defined in the Subordinated Indenture.

          "Debenture Redemption Date" means "Redemption Date" as defined in the Subordinated Indenture with respect to the Debentures.

           "Debenture Trustee" means The Bank of New York, a  New
York banking corporation organized under the laws of the State of New York and any successor thereto, as trustee under the Subordinated Indenture.

           "Debentures" means the $[________] aggregate principal amount of the Depositor's [___]% Junior Subordinated Deferrable
Interest Debentures, Series __, Due [____], issued pursuant to the Subordinated Indenture.

           "Definitive  Preferred Securities Certificates"  means
Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.13.

          "Delaware Business Trust Act" means Chapter 38 of Title
12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time.

            "Delaware Trustee" means the banking corporation identified as the "Delaware Trustee" in the preamble to this Trust Agreement solely in its capacity as Delaware Trustee of the Trust formed hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

           "Depositor" has the meaning specified in the preamble to this Trust Agreement.

           "Distribution  Date"  has  the  meaning  specified  in
Section 4.01(a).

          "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.01.

           "Early Termination Event" has the meaning specified in
Section 9.02.

           "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

              (i) the occurrence of a Debenture Event of Default; or

                 (ii)     default by the Trust in the payment  of
          any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days;
          or

                 (iii)    default by the Trust in the payment  of
          any Redemption Price (as hereinafter defined) when it becomes due and payable; or

                 (iv) default in the performance, or breach, in any material respect of any covenant or warranty of the Trustees in this Trust Agreement (other than a covenant or warranty a default in whose performance or breach is specifically dealt with in clause (ii) or
          (iii), above) and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the defaulting Trustee or Trustees by the Holders of at least 10% in Liquidation Amount of the Outstanding Preferred Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                 (v) the occurrence of a Bankruptcy Event with respect to the Trust.

           "Exchange  Act" has the meaning specified  in  Section
2.07(c)(iv).

           "Expense Agreement" means the Agreement as to Expenses
and   Liabilities   between   the  Depositor   and   the   Trust,
substantially in the form attached as Exhibit C, as amended from time to time.

           "Expiration Date" shall have the meaning specified  in
Section 9.01.

           "Guarantee" means the Guarantee Agreement executed and delivered by the Depositor and The Bank of New York, a New York banking corporation, as trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the Holders of the Preferred Securities, as amended from time to time.

           "Indemnified Person" means any Trustee, any Affiliate of any Trustee, or any officer, director, shareholder, member, partner, employee, representative or agent of any Trustee, or any employee or agent of the Trust or its Affiliates.

            "Investment Company Event" means the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority to the effect that the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), which change in law becomes effective on or after the date of original issuance of the Preferred Securities.

           "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

          "Like Amount" means (i) with respect to a redemption of Trust Securities, Trust Securities having a Liquidation Amount equal to the principal amount of Debentures to be contemporaneously redeemed in accordance with the Subordinated Indenture and the proceeds of which will be used to pay the Redemption Price of such Trust Securities and (ii) with respect to a distribution of Debentures to the Holders of Trust Securities in connection with a termination and liquidation of the Trust, Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Debentures are distributed.

          "Liquidation Amount" means the stated amount of $25 per Trust Security.

           "Liquidation Date" means the date on which  Debentures
are  to  be  distributed  to  Holders  of  Trust  Securities   in
connection with a termination and liquidation of the Trust pursuant to Section 9.04(a).

          "Liquidation Distribution" has the meaning specified in
Section 9.04(e).

               "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Depositor, and delivered to the appropriate Trustee. One of the officers signing an Officers' Certificate given pursuant to
Section 8.16 shall be the principal executive, financial or accounting officer of the Depositor. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

            (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

           (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

           (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

           (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

           "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee, the Delaware Trustee or the Depositor, but not an employee of the Trust, the Property Trustee, the Delaware Trustee or the Depositor, and who shall be reasonably acceptable to the Property Trustee.

          "Original Trust Agreement" has the meaning specified in the recitals to this Trust Agreement.

           "Outstanding,"  when  used with respect  to  Preferred
Securities, means, as of the date of determination, all Preferred
Securities theretofore delivered under this Trust Agreement, except:

                 (i) Preferred Securities theretofore canceled by the Property Trustee or delivered to the Property
          Trustee for cancellation;

                 (ii) Preferred Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Preferred Securities; provided that, if such Preferred Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement; and

                 (iii)    Preferred Securities in exchange for or
          in lieu of which other Preferred Securities have been delivered pursuant to this Trust Agreement, including pursuant to Sections 5.04, 5.05, 5.11 or 5.13;

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Preferred Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Preferred Securities owned by the Depositor, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in conclusively relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Preferred Securities which such Trustee knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the outstanding Preferred
Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate. Preferred Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee's right so to act with respect to such Preferred Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

           "Owner" means each Person who is the beneficial owner of a Book-Entry Preferred Securities Certificate as reflected in the records of the Securities Depository or, if a Securities Depository Participant is not the beneficial owner, then as reflected in the records of a Person maintaining an account with such Securities Depository (directly or indirectly), in accordance with the rules of such Securities Depository.

           "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.09 and shall initially be The Bank of New York.

           "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee at The Bank of New York, or such other banking institution as the Depositor shall select in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the Debentures will be held and from which the Paying Agent, pursuant to Section 5.09, shall make payments to the Securityholders in accordance with Sections 4.01 and 4.02.

             "Person"    means   any   individual,   corporation,
partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

            "Preferred Security" means a cumulative quarterly income preferred security representing an undivided beneficial interest in the assets of the Trust having a Liquidation Amount of $25 and having rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

           "Preferred Securities Certificate" means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit D.

           "Property Trustee" means the commercial bank or trust company identified as the "Property Trustee" in the preamble to this Trust Agreement solely in its capacity as Property Trustee of the Trust formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

            "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement; provided that each Debenture Redemption Date and Maturity (as defined in the Subordinated Indenture as hereinafter defined) of the Debentures shall be a Redemption Date for a Like Amount of Trust Securities.

            "Redemption Price" means, with respect to any Redemption Date of any Trust Security, the Liquidation Amount of such Trust Security, plus accumulated and unpaid Distributions thereon to the Redemption Date and the related amount of the premium, if any, paid by the Depositor upon the concurrent redemption of a Like Amount of Debentures, allocated on a pro rata basis (based on Liquidation Amount) among the Trust Securities.

           "Registrar" shall mean the registrar for the Preferred
Securities appointed by the Trust and shall be initially The Bank of New York.

           "Relevant Trustee" shall have the meaning specified in
Section 8.10.

           "Responsible Officer," when used with respect to the Property Trustee means an officer of the Property Trustee assigned by the Property Trustee to administer its corporate trust matters.

            "Securities Depository" shall be The Depository Trust
Company, or a successor thereto.

             "Securities Depository Participant" means an institution which deposits securities with a Securities Depository for holding thereby and for whom from time to time a Securities Depository effects book-entry transfers and pledges of such securities.

            "Securities  Register"  shall  mean  the   Securities
Register described in Section 5.04.

            "Securityholder" or "Holder" means a Person in whose name a Trust Security or Securities is registered in the Securities Register; any such Person is a beneficial owner within the meaning of the Delaware Business Trust Act.

           "Special Event" means either a Tax Event or an Investment Company Event.

           "Subordinated Indenture" means the Indenture, dated as of June 1, 1996, between the Depositor and the Debenture Trustee, as trustee, as amended or supplemented from time to time.

            "Tax Event" means the receipt by the Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or as a result of any official administrative or judicial pronouncement or decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Preferred Securities under this Trust Agreement, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States Federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable by the Depositor on the Debentures is not, or within 90 days of the date thereof, will not be, deductible by the Depositor, in whole or in part, for United States Federal income tax purposes, or (iii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

          "Transfer Agent" shall mean one or more transfer agents for the Preferred Securities appointed by the Administrative
Trustees on behalf of the Trust and shall be initially The Bank of New York.

           "Trust" means the Delaware business trust created by the Original Trust Agreement and continued hereby and identified on the cover page to this Trust Agreement.

          "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Amended and Restated Trust Agreement and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Amended and Restated Trust Agreement and any such modification, amendment or supplement, respectively.

           "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust
Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

           "Trust Property" means (i) the Debentures, (ii) any cash on deposit in, or owing to, the Payment Account and (iii) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held by the Property Trustee pursuant to the trusts of this Trust Agreement.

          "Trust Security" means any one of the Common Securities or the Preferred Securities.

           "Trust  Securities Certificate" means any one  of  the
Common   Securities  Certificates  or  the  Preferred  Securities
Certificates.

            "Underwriting   Agreement"  means  the   Underwriting
Agreement, dated as of [_____ __] , 1996, among the Trust, the Depositor and the underwriters named therein.


                          ARTICLE II.

                   Establishment of the Trust

           Section II.01. Name. The Trust created hereby shall be known as "Entergy Louisiana Capital II", as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities and the other Trustees, in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

            Section II.02. Office of the Delaware Trustee; Principal Place of Business. The office of the Delaware Trustee in the State of Delaware is White Clay Center, Route 273, Newark, Delaware 19711, or at such other address in Delaware as the
Delaware Trustee may designate by written notice to the Securityholders and the Depositor. The principal place of business of the Trust is c/o Entergy Louisiana, Inc., 639 Loyola Avenue, New Orleans, Louisiana 70113.

          Section II.03. Initial Contribution of Trust Property; Organizational Expenses. The Property Trustee acknowledges receipt in trust from the Depositor in connection with the Original Trust Agreement of the sum of $10, which constituted the initial Trust Property. The Depositor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

           Section II.04. Issuance of the Preferred Securities. The Depositor, on behalf of the Trust, executed and delivered the Underwriting Agreement. Contemporaneously with the execution and delivery of this Trust Agreement, one of the Administrative Trustees, on behalf of the Trust in accordance with Section 5.02 and the Underwriting Agreement, shall execute manually and deliver a Preferred Securities Certificate, registered in the name of the nominee of the Securities Depository, in an aggregate amount of _________ Preferred Securities having an aggregate Liquidation Amount of $[________] against receipt of the aggregate purchase price of such Preferred Securities of $__________, which amount such Administrative Trustee shall promptly deliver to the Property Trustee.

            Section II.05. Subscription and Purchase of Debentures; Issuance of the Common Securities. Contemporaneously with the execution and delivery of this Trust Agreement, the Administrative Trustees, on behalf of the Trust, shall subscribe to and purchase from the Depositor Debentures, registered in the name of the Property Trustee, on behalf of the Trust, and having an aggregate principal amount equal to $[________], and, in satisfaction of the purchase price for such Debentures, (x) one of the Administrative Trustees, on behalf of the Trust, shall execute and deliver to the Depositor Common Securities Certificates in accordance with Section 5.02, registered in the name of the Depositor, in an aggregate amount of [_____] Common Securities having an aggregate Liquidation Amount of $[_______], and (y) the Property Trustee, on behalf of the Trust, shall deliver to the Depositor the sum of $[________] representing the proceeds from the sale of the Preferred Securities pursuant to the Underwriting Agreement.

           Section II.06. Declaration of Trust; Appointment of Additional Administrative Trustees. The exclusive purposes and functions of the Trust are (i) to issue and sell Trust Securities and invest the proceeds thereof in Debentures, and (ii) to engage in those activities necessary, convenient or incidental thereto. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Securityholders. The Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. Anything in this Trust Agreement to the contrary notwithstanding the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Business Trust Act.

           Section II.07. Authorization to Enter into Certain Transactions. (a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph (b) of this
Section  2.07  and  Article  VIII  and  in  accordance  with  the following provisions (A) and (B), the Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees under this Trust Agreement, and to perform all acts in furtherance thereof, including without limitation, the following:

      (A) As among the Trustees, the Administrative Trustees, acting singly or jointly, shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

            (i) the issuance and sale of the Trust Securities;

                 (ii) without the consent of any Person, to cause the Trust to enter into and to execute, deliver and perform on behalf of the Trust, the Expense Agreement, and such agreements or other documents as may be necessary or desirable in connection with the purposes and function of the Trust;

                 (iii)    to qualify the Trust to do business  in
          any jurisdiction as may be necessary or desirable;

                (iv) to take all action that may be necessary or appropriate for the preservation and continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

                 (v) the registration of the Preferred Securities under the Securities Act of 1933, as amended, and under state securities or blue sky laws, and the qualification of this Trust Agreement as a trust indenture under the Trust Indenture Act;

                 (vi) the listing of the Preferred Securities upon such securities exchange or exchanges as shall be determined by the Depositor and the registration of the Preferred Securities under the Exchange Act, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

                 (vii)     the  appointments of  a  Paying  Agent
          (subject  to  Section  5.09), a Transfer  Agent  and  a
          Registrar in accordance with this Trust Agreement;

                 (viii)    registering  transfers  of  the  Trust
          Securities in accordance with this Trust Agreement;

                 (ix) to the extent provided in this Trust Agreement, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                 (x) the taking of any action incidental to the foregoing as the Administrative Trustees may from time to time determine is necessary or advisable to protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder); and

                 (xi) the sending of notices (other than notices of default) and other information regarding the Trust Securities and the Debentures to the Securityholders in accordance with this Trust Agreement.

      (B) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following ministerial matters:

                (i) the establishment of the Payment Account;

                (ii)     the receipt of the Debentures;

                 (iii)    the deposit of interest, principal  and
          any other payments made in respect of the Debentures in the Payment Account;

                 (iv)     the distribution of amounts owed to the
          Securityholders in respect of the Trust Securities in accordance with the terms of this Trust Agreement;

                 (v) the sending of notices of default and other information regarding the Trust Securities and the Debentures to the Securityholders in accordance with the terms of this Trust Agreement;

                 (vi)      the distribution of the Trust Property
          in accordance with the terms of this Trust Agreement;

                 (vii)     to  the extent provided in this  Trust
          Agreement, the winding up of the affairs of and liquidation of the Trust; and

                 (viii) the taking of any ministerial action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

           Subject to this Section 2.07(a)(B), the Property Trustee shall have none of the duties, powers or authority of the Administrative Trustees set forth in Section 2.07(a)(A) or the Depositor set forth in Section 2.07(c). The Property Trustee shall have the power and authority to exercise all of the rights, powers and privileges of a holder of Debentures under the Subordinated Indenture and, if an Event of Default occurs and is continuing, the Property Trustee may, for the benefit of Holders of the Trust Securities, in its discretion proceed to protect and enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of this Trust Agreement.

           (b) So long as this Trust Agreement remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees shall not (i) acquire any investments or engage in any activities not authorized by this Trust Agreement, (ii) sell, assign, transfer, exchange, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) take any action that would cause the Trust to fail or cease to qualify as a "grantor trust" for United States Federal income tax purposes, (iv) incur any indebtedness for borrowed money or (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. To the extent required under this Trust Agreement and the Trust Indenture Act, the Property Trustee shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interests of the Trust or the Securityholders in their capacity as Securityholders. The Administrative Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interests of the Trust or the Securityholders in their capacity as Securityholders to the extent not required to be done by the Property Trustee in the preceding sentence.

           (c) In connection with the issue and sale of the Preferred Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

                 (i) the preparation and filing by the Trust with the Commission and the execution by the Trust of a registration statement on Form S-3 in relation to the Preferred Securities, the Debentures, the Guarantee and certain related obligations, including any amendments thereto;

                (ii) the determination of the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and the taking of any and all such acts, other than actions which must be taken by or on behalf of the Trust, and the advising of the Trustees of actions they must take on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States;

                 (iii) the preparation for filing by the Trust and the execution by the Trust of an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Preferred Securities and to file or cause the Administrative Trustees to file thereafter with such exchange such notifications and documents as may be necessary from time to time to maintain such listing;

                 (iv) the preparation for filing by the Trust with the Commission and the execution by the Trust of a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendments thereto;

                 (v) the selection of the investment banker or bankers to act as underwriters with respect to the offer and sale by the Trust of Preferred Securities and the negotiation of the terms of and the execution and delivery of on behalf of the Trust the Underwriting Agreement and such other agreements as may be necessary or desirable in connection with the consummation thereof; and

                  (vi)       the  taking  of  any  other  actions
          necessary  or  desirable  to  carry  out  any  of   the
          foregoing activities.

           (d) Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the Investment Company Act or classified other than as a "grantor trust" for United States Federal income tax purposes so that the Debentures will be treated as indebtedness of the Depositor for United States Federal income tax purposes. In this connection, subject to the provisions of Section 10.03, the Depositor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the certificate of trust filed with the Secretary of State of the State of Delaware with respect to the Trust (as amended or restated from time to time, the "Certificate of Trust") or this Trust Agreement, that each of the Depositor and the Administrative Trustees determines in its discretion to be necessary or desirable for such purposes, as long as such action does not materially adversely affect the interests of the Holders of the Preferred Securities.

           Section  II.08.  Assets of Trust.  The assets  of  the
Trust shall consist of the Trust Property.

           Section II.09. Title to Trust Property. Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Securityholders in accordance with this Trust Agreement.


                         ARTICLE III.

                        Payment Account

          Section III.01.  Payment Account.

            (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and the Paying Agent appointed by the Administrative Trustees shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment
Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Holders of Trust Securities and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

            (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal or interest on, and any other payments or proceeds with respect to, the Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.


                          ARTICLE IV.

                   Distributions; Redemption

          Section IV.01.  Distributions.

           (a) Distributions on the Trust Securities shall be cumulative, and will accumulate whether or not there are funds of the Trust available for the payment of Distributions. Distributions shall accrue from the Closing Date, and, except in the event that the Depositor exercises its right to extend the interest payment period for the Debentures pursuant to Section 311 of the Subordinated Indenture, shall be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on [_______ __], 1996. If any date on which Distributions are otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, payment of such distribution shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date (each date on which distributions are payable in accordance with this
Section 4.01(a) a "Distribution Date").

           (b) Distributions payable on the Trust Securities shall be fixed at a rate of [____]% per annum of the Liquidation Amount of the Trust Securities. The amount of Distributions payable for any full quarterly period shall be computed on the basis of twelve 30-day months and a 360-day year and for any period shorter than a full month, on the basis of the actual number of days elapsed. If the interest payment period for the Debentures is extended pursuant to Section 311 of the Subordinated Indenture, then Distributions on the Preferred Securities will be deferred for the period equal to the extension of the interest payment period for the Debentures and the rate per annum at which Distributions on the Trust Securities accumulate shall be increased by an amount such that the aggregate amount of Distributions that accumulate on all Trust Securities during any such extended interest payment period is equal to the aggregate amount of interest (including, to the extent permitted by law, interest payable on unpaid interest at the percentage rate per annum set forth above, compounded quarterly) that accrues during any such extended interest payment period on the Debentures. The amount of Distributions payable for any period shall include the Additional Amounts, if any.

           (c) Distributions on the Trust Securities shall be made and shall be deemed payable on each Distribution Date only to the extent that the Trust has funds then on hand and immediately available in the Payment Account for the payment of such Distributions.

          (d) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be one Business Day prior to such Distribution Date; provided, however, that in the event that the Preferred Securities do not remain in book-entry only form, the relevant record date shall be 15 days prior to the relevant Distribution Date.

          Section IV.02.  Redemption.

           (a) On each Debenture Redemption Date and at Maturity for the Debentures, the Property Trustee will be required to redeem a Like Amount of Trust Securities at the Redemption Price.

           (b) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Security Register. All notices of redemption shall state:

                (i) the Redemption Date;

                (ii)     the Redemption Price;

                (iii)    the CUSIP number;

                 (iv)      if less than all the Outstanding Trust
          Securities are to be redeemed, the identification and the total Liquidation Amount of the particular Trust
          Securities to be redeemed; and

                 (v)  that  on the Redemption Date the Redemption
          Price  will become due and payable upon each such Trust
          Security to be redeemed and that interest thereon will cease to accrue on and after said date.

           (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption of Debentures. Redemptions of the Trust Securities shall be made and the Redemption Price shall be deemed payable on each Redemption Date only to the extent that the Trust has funds immediately available in the Payment Account for such payment.

           (d) If the Property Trustee gives a notice of redemption in respect of any Preferred Securities, then, by 12:00 noon, New York time, on the Redemption Date, subject to Section 4.02(c), the Property Trustee will, so long as the Preferred Securities are in book-entry only form, deposit with the Securities Depository for the Preferred Securities funds sufficient to pay the applicable Redemption Price and will give such Securities Depository irrevocable instructions and authority to pay the applicable Redemption Price to the holders thereof.
If the Preferred Securities are no longer in book-entry only form, the Property Trustee, subject to Section 4.02(c), will deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders thereof upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the redemption date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then on the Redemption Date, all rights of Securityholders holding Trust Securities so called for redemption will cease, except the right of such Securityholders to receive the Redemption Price, but without interest thereon, and such Trust Securities will cease to be outstanding. In the event that any Redemption Date is not a Business Day, then payment of the Redemption Price payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust
Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Depositor pursuant to the Guarantee, Distributions on such Trust Securities will continue to accrue, at the then applicable rate, from the Redemption Date originally established by the Trust for such Trust Securities to the date such Redemption Price is actually paid, in which case the actual payment date will be deemed the date fixed for redemption for purposes of calculating the Redemption Price.

           (e) Payment of the Redemption Price on the Trust Securities and any distribution of Debentures to the Holders shall be made to the Holders as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be one Business Day prior to such Redemption Date; provided, however, that in the event that the Preferred Securities do not remain in book-entry only form, the relevant record date shall be the fifteenth day prior to the relevant Redemption Date.

           (f) Subject to Section 4.03(a), if less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated 3% to the Common Securities and 97% to the Preferred Securities. The particular Preferred Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption, by such method as the Property Trustee shall deem fair and appropriate and which may provide for the selection for a redemption of portions (equal to $25 or integral multiples thereof) of the Liquidation Amount of Preferred Securities of a denomination larger than $25. The Property Trustee shall promptly notify the Transfer Agent and Registrar in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Preferred Securities which has been or is to be redeemed.

          Section IV.03.  Subordination of Common Securities.

           (a) Payment of Distributions (including Additional Amounts, if applicable) on, and the Redemption Price plus accumulated and unpaid distributions of, the Trust Securities, as applicable, shall be made pro rata based on the Liquidation Amount of the Trust Securities; provided, however, that if on any Distribution Date or Redemption Date any Event of Default resulting from a Debenture Event of Default shall have occurred and be continuing, no payment of any Distribution (including Additional Amounts, if applicable) on, or Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts, if applicable) on all Outstanding Preferred Securities for all distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including Additional Amounts, if applicable) on, or Redemption Price of, Preferred Securities then due and payable.

           (b) In the case of the occurrence of any Event of Default resulting from a Debenture Event of Default, the Holder of Common Securities will be deemed to have waived any such Event of Default under this Trust Agreement until the effect of all such Events of Default with respect to the Preferred Securities shall have been cured, waived or otherwise eliminated. Until any such Events of Default under this Trust Agreement with respect to the Preferred Securities shall have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Preferred Securities and not the Holder of the Common Securities, and only the Holders of the Preferred Securities will have the right to direct the Property Trustee to act on their behalf.

            Section  IV.04.   Payment  Procedures.   Payments  of
Distributions (including Additional Amounts, if applicable) in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Preferred Securities are held by a Securities Depository, such Distributions shall be made to the Securities Depository, which shall credit the relevant Persons' accounts at such Securities Depository on the applicable distribution dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Securities.

            Section IV.05. Tax Returns and Reports. The Administrative Trustees shall prepare (or cause to be prepared), at the Depositor's expense and direction, and file all United States Federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrative Trustees shall (a) prepare and file (or cause to be prepared and filed) the Internal Revenue Service Form 1041 (or any successor form) required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder the related Internal Revenue Service Form 1099, or any successor form or the information required to be provided on such form. The Administrative Trustees shall provide the Depositor with a copy of all such returns and reports promptly after such filing or furnishing. The Property Trustee shall comply with United States Federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities.

           Section IV.06. Payment of Taxes, Duties, Etc. of the Trust. Upon receipt under the Debentures of Additional Interest (as defined in the Subordinated Indenture), the Property Trustee at the direction of an Administrative Trustee or the Depositor shall promptly pay any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trustee by the United States or any other taxing authority.

           Section IV.07. Payments under Subordinated Indenture. Any amount payable hereunder to any Holder of Preferred Securities shall be reduced by the amount of any corresponding payment such Holder has directly received pursuant to Section 808 of the Subordinated Indenture. Notwithstanding the provisions hereunder to the contrary, Securityholders acknowledge that any Holder of Preferred Securities that receives payment under
Section 808 of the Subordinated Indenture may receive amounts greater than the amount such Holder may be entitled to receive pursuant to the other provisions of this Trust Agreement.


                           ARTICLE V.

                 Trust Securities Certificates

          Section V.01. Initial Ownership. Upon the creation of the Trust and the contribution by the Depositor pursuant to
Section 2.03 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Depositor shall be the sole beneficial owner of the Trust.

           Section V.02. The Trust Securities Certificates. The Trust Securities Certificates shall be issued in denominations of $25 Liquidation Amount and integral multiples thereof. Subject to Section 2.04 relating to the original issuance of the Preferred Securities Certificate registered in the name of the nominee of the Securities Depository, the Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee and, if executed on behalf of the Trust by facsimile signature, countersigned by a Transfer Agent or its agent. Trust Securities Certificates bearing the manual signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust and, if executed on behalf of the Trust by facsimile signature, countersigned by a Transfer Agent or its agent, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to
Section 5.04, 5.11 or 5.13.

            Section V.03. Execution and Delivery of Trust Securities Certificates. On the Closing Date, the Administrative Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.04 and 2.05, to be executed on behalf of the Trust by at least one of the Administrative Trustees, and in the case of Preferred Securities executed by facsimile signature, countersigned by a Transfer Agent or its agent, and delivered to or upon the written order of the Depositor signed by its chairman of the board, any of its vice presidents or its Treasurer, without further corporate action by the Depositor, in authorized denominations. The Depositor agrees to indemnify, defend and hold each Transfer Agent harmless against any and all costs and liabilities incurred without negligence arising out of or in connection with any such countersigning by it.

          Section V.04. Registration of Transfer and Exchange of Preferred Securities Certificates. The Registrar shall keep or cause to be kept, at its principal corporate office, a Securities Register in which, subject to such reasonable regulations as it may prescribe, the Registrar shall provide for the registration of Preferred Securities Certificates and registration of transfers and exchanges of Preferred Securities Certificates as herein provided.

           Upon surrender for registration of transfer of any Preferred Securities Certificate at the office or agency maintained pursuant to Section 5.08, the Administrative Trustees, or any one of them, shall execute on behalf of the Trust by manual or facsimile signature and, if executed on behalf of the Trust by facsimile signature, cause a Transfer Agent or its agent to countersign and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities Certificates in authorized denominations of a like aggregate
Liquidation  Amount.   At  the  option  of  a  Holder,  Preferred
Securities Certificates may be exchanged for other Preferred Securities Certificates in authorized denominations of the same class and of a like aggregate Liquidation Amount upon surrender of the Preferred Securities Certificates to be exchanged at the office or agency maintained pursuant to Section 5.08.

           Every  Preferred Securities Certificate  presented  or
surrendered  for  registration of transfer or exchange  shall  be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees and a Transfer Agent duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Preferred Securities Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Administrative Trustees in accordance with customary practice. The Trust shall not be required to (i) issue, register the transfer of, or exchange any Preferred Securities during a period beginning at the opening of business 15 calendar days before the day of mailing of a notice of redemption of any Preferred Securities called for redemption and ending at the close of business on the day of such mailing or (ii) register the transfer of or exchange any Preferred Securities so selected for redemption, in whole or in part, except the unredeemed portion of any such Preferred Securities being redeemed in part.

          No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but a Transfer Agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities Certificates.

           Section V.05. Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates. If (a) any mutilated Trust Securities Certificate shall be surrendered to a Transfer Agent, or if a Transfer Agent shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Transfer Agent and the Administrative Trustees such security or indemnity as may be required by them to save each of them and the Depositor harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrative Trustees, or any one of them, on behalf  of  the  Trust,  shall execute  by  manual  or  facsimile signature and, if executed on behalf of the Trust by facsimile signature, cause a Transfer Agent or its agent to countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section 5.05, the
Administrative Trustees or the Transfer Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section 5.05 shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

           Section V.06. Persons Deemed Securityholders. Prior to due presentation of a Trust Securities Certificate for registration of transfer, the Trustees, the Paying Agent and the Registrar shall be entitled to treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and neither the Trustees nor the Registrar shall be bound by any notice to the contrary.

          Section V.07. Access to List of Securityholders' Names and Addresses. The Administrative Trustees shall furnish or cause to be furnished (x) to the Depositor, within 15 days after receipt by any Administrative Trustee of a request therefor from the Depositor in writing and (y) to the Property Trustee, promptly after receipt by any Administrative Trustee of a request therefor from the Property Trustee in writing in order to enable the Property Trustee to discharge its obligations under this Trust Agreement, a list, in such form as the Depositor or the
Property Trustee may reasonably require, of the names and addresses of the Securityholders as of the most recent record date. If Holders of Trust Securities Certificates evidencing ownership at such time and for the previous six months not less than 25% of the outstanding aggregate Liquidation Amount apply in writing to any Administrative Trustee, and such application states that the applicants desire to communicate with other
Securityholders with respect to their rights under this Trust Agreement or under the Trust Securities Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Administrative Trustees shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Securityholders. Each Holder, by receiving and holding a Trust Securities Certificate, shall be deemed to have agreed not to hold either the Depositor or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

           Section V.08. Maintenance of Office or Agency. The Depositor shall or shall cause the Transfer Agent to maintain in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Depositor or the Transfer Agent in respect of the Trust Securities
Certificates may be served. The Depositor initially designates The Bank of New York at its principal corporate trust office for such purposes. The Depositor shall or shall cause the Transfer Agent to give prompt written notice to the Property Trustee and to the Securityholders of any change in any such office or agency.

          Section V.09. Appointment of Paying Agent. The Paying Agent shall make Distributions to Securityholders from the
Payment Account and shall report the amounts of such Distributions to the Administrative Trustees and the Property Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions referred to above. The Property Trustee shall be entitled to rely upon a certificate of the Paying Agent stating in effect the amount of such funds so to be withdrawn and that same are to be applied by the Paying Agent in accordance with this Section 5.09. The Administrative Trustees or any one of them may revoke such power and remove the Paying Agent in its sole discretion. The Paying Agent may choose any co-paying agent that is acceptable to the Administrative Trustees and the Depositor. The Paying Agent shall be permitted to resign upon 30 days' written notice to the Administrative Trustees and the Depositor. In the event of the removal or resignation of the Paying Agent, the Administrative Trustees shall appoint a successor that is reasonably acceptable to the Property Trustee and the Depositor to act as Paying Agent (which shall be a bank, trust company or an Affiliate of the Depositor). The Administrative Trustees shall cause such successor Paying Agent or any additional Paying Agent appointed by the Administrative Trustees to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon resignation or removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.01, 8.03 and 8.06 shall apply to the Paying Agent appointed hereunder, and the Paying Agent shall be bound by the requirements with respect to paying agents of securities issued pursuant to the Trust Indenture Act. Any reference in this Trust Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

           Section V.10. Ownership of Common Securities by Depositor; Common Securities Certificate. On the Closing Date, the Depositor shall acquire, and thereafter retain, beneficial and record ownership of the Common Securities. Any attempted transfer of the Common Securities (other than a transfer in connection with a merger or consolidation of the Depositor into another corporation pursuant to Section 1101 of the Subordinated Indenture) shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE". A single Common Securities Certificate representing the Common Securities shall be issued to the
Depositor   in  the  form  of  a  definitive  Common   Securities
Certificate.

            Section   V.11.    Book-Entry  Preferred   Securities
Certificates.    The  Preferred  Securities  Certificates,   upon
original issuance, will be issued in the form of a typewritten Preferred Securities Certificate or Certificates representing Book-Entry Preferred Securities Certificates, to be delivered to or held on behalf of The Depository Trust Company, the initial Securities Depository, by, or on behalf of, the Trust. Such Book-Entry Preferred Securities Certificate or Certificates shall initially be registered on the Securities Register in the name of Cede & Co., the nominee of the initial Securities Depository, and
no   beneficial   owner  will  receive  a  Definitive   Preferred
Securities  Certificate  representing  such  beneficial   owner's
interest  in  such Preferred Securities, except  as  provided  in
Section 5.13. Unless and until Definitive Preferred Securities Certificates have been issued to beneficial owners pursuant to
Section 5.13:

           (a) the provisions of this Section 5.11 shall be in full force and effect;

           (b) the Registrar, the Paying Agent and the Trustees shall be entitled to deal with the Securities Depository for all purposes of this Trust Agreement relating to the Book-Entry Preferred Securities Certificates (including the payment of the Liquidation Amount of and Distributions on the Book-Entry Preferred Securities) as the sole Holder of the Book-Entry Preferred Securities and shall have no obligations to the Owners thereof;

           (c)  to the extent that the provisions of this Section
5.11 conflict with any other provisions of this Trust Agreement, the provisions of this Section 5.11 shall control; and

           (d) the rights of the Owners of the Book-Entry Preferred Securities Certificates shall be exercised only through the Securities Depository and shall be limited to those established by law and agreements between such Owners and the Securities Depository and/or the Securities Depository Participants. Pursuant to the Certificate Depository Agreement, unless and until Definitive Preferred Securities Certificates are issued pursuant to Section 5.13, the initial Securities Depository will make book-entry transfers among the Securities Depository Participants and receive and transmit payments on the Preferred Securities to such Securities Depository. Any Securities Depository designated pursuant hereto will not be deemed an agent of the Trustees for any purpose.

           Section V.12. Notices to Securities Depository. To the extent that a notice or other communication to the Owners is required under this Trust Agreement, unless and until Definitive Preferred Securities Certificates shall have been issued pursuant to Section 5.13, the Trustees shall give all such notices and communications specified herein to be given to Owners to the Securities Depository, and shall have no obligations to the Owners.

            Section   V.13.    Definitive  Preferred   Securities
Certificates. If (a) the Depositor advises the Trustees in writing that the Securities Depository is no longer willing or able to properly discharge its responsibilities with respect to the Preferred Securities Certificates, and the Depositor is unable to locate a qualified successor, (b) the Depositor at its option advises the Trustees in writing that it elects to terminate the book-entry system through the Securities Depository, or (c) after the occurrence of a Debenture Event of Default, Owners of Preferred Securities Certificates representing beneficial interests aggregating at least a majority of the Liquidation Amount advise the Property Trustee in writing that the continuation of a book-entry system through the Securities Depository is no longer in the best interests of the Owners of Preferred Securities Certificates, then the Property Trustee shall notify the Securities Depository, and the Securities
Depository shall notify all Owners of Preferred Securities Certificates, of the occurrence of any such event and of the availability of the Definitive Preferred Securities Certificates to Owners of such class or classes, as applicable, requesting the same. Upon surrender to the Property Trustee of the typewritten Preferred Securities Certificate or Certificates representing the Book-Entry Preferred Securities Certificates by the Securities Depository, accompanied by registration instructions, the Administrative Trustees, or any one of them, shall execute the Definitive Preferred Securities Certificates in accordance with the instructions of the Securities Depository. Neither the Registrar nor the Trustees shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Preferred Securities Certificates, the Trustees shall recognize the Holders of the Definitive Preferred Securities Certificates as Securityholders. The Definitive Preferred Securities Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by the execution thereof in accordance with Section 5.02.

           Section V.14. Rights of Securityholders. The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.09, and the Securityholders shall not have any right or title therein other than an undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Preferred Securities shall have no preemptive or similar rights and when issued and delivered to Preferred Securityholders against payment of the purchase price therefor will be fully paid and nonassessable interests in the Trust.


                          ARTICLE VI.

           Acts of Securityholders; Meetings; Voting

          Section VI.01.  Limitations on Voting Rights.

           (a)   Except  as  provided in this  Section  6.01,  in
Section 10.03 and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association. If the Property Trustee fails to enforce its rights under the Debentures or this Trust Agreement, a Holder of Preferred Securities may institute a legal proceeding directly against the Depositor to enforce the Property Trustee's rights under the Debentures or this Trust Agreement, to the fullest extent permitted by law, without first instituting any legal proceeding against the Property Trustee or any other person. Notwithstanding the foregoing, to the fullest extent permitted by law, a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder directly of principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation preference amount of the Preferred Securities of such Holder on or after the due dates specified in the Debentures. So long as any Preferred Securities remain Outstanding, if, upon a Debenture Event of Default, the Debenture Trustee fails or the holders of not less than 33% in principal amount of the outstanding Debentures fail to declare the principal of all of the Debentures to be immediately due and payable, the Holders of at least 33% in Liquidation Amount of the Preferred Securities then Outstanding shall have such right by a notice in writing to the Depositor and the Debenture Trustee; and upon any such declaration such principal amount of and the accrued interest on all of the Debentures shall become immediately due and payable, provided that the payment of principal and interest on such Debentures shall remain subordinated to the extent provided in the Subordinated Indenture.

          (b) So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Debenture Trustee with respect to such Debentures, (ii) waive any past default which is waivable under Section 813 of the Subordinated Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Subordinated Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a majority of the aggregate Liquidation Amount of the Outstanding Preferred Securities; provided, however, that where a consent under the Subordinated Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by any Trustee without the prior written consent of each holder of Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Preferred Securities, except pursuant to a subsequent vote of the Preferred Securities. The Property Trustee shall notify all Holders of the Preferred Securities of any notice of default received from the Debenture Trustee with respect to the Debentures. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Property Trustee shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will be classified as a "grantor trust" and not as an association taxable as a corporation for United States Federal income tax purposes on account of such action.

           (c) Subject to Section 10.03(c), if any proposed amendment to the Trust Agreement provides for, or the Trustees otherwise propose to effect, (i) any action that would materially adversely affect the powers, preferences or special rights of the Preferred Securities, whether by way of amendment to the Trust Agreement or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Preferred Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of a majority in Liquidation Amount of the Outstanding Preferred Securities. No amendment to this Trust Agreement may be made if, as a result of such amendment, the Trust would not be classified as a "grantor trust" but as an association taxable as a corporation for United States Federal income tax purposes.

           Section VI.02. Notice of Meetings. Notice of all meetings of the Holders of Preferred Securities, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 10.08 to each Holder of a Preferred Security, at his registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

           Section VI.03. Meetings of Holders of Preferred Securities. No annual meeting of Securityholders is required to be held. The Administrative Trustees, however, shall call a meeting of Securityholders to vote on any matter upon the written request of the Holders of 25% of the then Outstanding Preferred Securities (based upon their aggregate Liquidation Amount) and may, at any time in their discretion, call a meeting of Holders of Preferred Securities to vote on any matters as to which the Holders of Preferred Securities are entitled to vote.

           Holders  of  50%  of  the then  Outstanding  Preferred
Securities (based upon their aggregate Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Securityholders.

           If a quorum is present at a meeting, an affirmative vote by the Holders of Preferred Securities present, in person or by proxy, holding more than the lesser of (x) 66 2/3% of the then Outstanding Preferred Securities (based upon their aggregate Liquidation Amount) held by the Holders of then Outstanding Preferred Securities present, either in person or by proxy, at such meeting and (y) 50% of the Outstanding Preferred Securities (based upon their aggregate Liquidation Amount) shall constitute the action of the Securityholders, unless this Trust Agreement requires a greater number of affirmative votes.

           Section VI.04.  Voting Rights.  Securityholders  shall
be entitled to one vote for each $25 of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote.

           Section VI.05. Proxies, etc. At any meeting of Securityholders, any Securityholder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, or, if earlier, until eleven months after it is sent and the burden of proving invalidity shall rest on the challenger.

            Section VI.06. Securityholder Action by Written Consent. Any action which may be taken by Securityholders at a meeting may be taken without a meeting if Securityholders holding more than a majority of all Outstanding Trust Securities entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Trust Agreement) shall consent to the action in writing (based upon their aggregate Liquidation Amount).

           Section VI.07. Record Date for Voting and Other Purposes. For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Administrative Trustees may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of Distribution or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

           Section VI.08. Acts of Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to an Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.01) conclusive in favor of the Trustees, if made in the manner provided in this Section 6.08.

          The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee deems sufficient.

           The ownership of Preferred Securities shall be proved by the Securities Register.

           Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

            Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

           If any dispute shall arise between or among the Securityholders and the Administrative Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

           A Securityholder may institute a legal proceeding directly against the Depositor under the Guarantee to enforce its rights under the Guarantee without first instituting a legal proceeding against the Guarantee Trustee (as defined in the Guarantee), the Trust or any Person or entity.

           Section  VI.09.   Inspection of Records.   Subject  to
Section 5.07 concerning access to the list of Securityholders, upon reasonable notice to the Administrative Trustees and the Property Trustee, the other records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.


                          ARTICLE VII.

        Representations and Warranties of the Property
        Trustee, the Delaware Trustee and the Depositor


            Section  VII.01.   Property  Trustee.   The  Property
Trustee hereby represents and warrants for the benefit of the Depositor and the Securityholders that:

           (a) the Property Trustee is a banking corporation or trust company duly organized, validly existing and in good standing under the laws of the State of New York;

           (b) the Property Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

           (c) this Trust Agreement has been duly authorized, executed and delivered by the Property Trustee and constitutes the valid and legally binding agreement of the Property Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

           (d) the execution, delivery and performance by the Property Trustee of this Trust Agreement will not violate, conflict with or constitute a breach of the Property Trustee's charter or by-laws; and

           (e) neither the authorization, execution or delivery by the Property Trustee of this Trust Agreement nor the consummation of any of the transactions by the Property Trustee contemplated herein require the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing Federal or New York law governing the banking or trust powers of the Property Trustee.

            Section  VII.02.   Delaware  Trustee.   The  Delaware
Trustee hereby represents and warrants for the benefit of the Depositor and the Securityholders that:

           (a) the Delaware Trustee is a banking corporation or trust company duly organized, validly existing and in good standing under the laws of the State of Delaware;

           (b) the Delaware Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

           (c) this Trust Agreement has been duly authorized, executed and delivered by the Delaware Trustee and constitutes the valid and legally binding agreement of the Delaware Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

           (d) the execution, delivery and performance by the Delaware Trustee of this Trust Agreement will not violate, conflict with or constitute a breach of the Delaware Trustee's charter or by-laws; and

           (e) neither the authorization, execution or delivery by the Delaware Trustee of this Trust Agreement nor the consummation of any of the transactions by the Delaware Trustee contemplated herein require the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing Federal or Delaware law governing the banking or trust powers of the Delaware Trustee.

          Section VII.03.  Depositor.        The Depositor hereby
represents and warrants for the benefit of the Securityholders that:

           (a) the Trust Securities Certificates issued on the Closing Date on behalf of the Trust have been duly authorized and will have been duly and validly executed, issued and delivered by the Administrative Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Trust
Agreement and the Securityholders will be, as of such date, entitled to the benefits of this Trust Agreement; and

           (b) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Property Trustee or the Delaware Trustee, as the case may be, of this Trust Agreement.


                         ARTICLE VIII.

                          The Trustees


          Section VIII.01.  Certain Duties and Responsibilities.

           (a) The duties and responsibilities of the Trustees shall be as provided by this Trust Agreement and, in the case of the Property Trustee, the Trust Indenture Act, and no implied covenants or obligations shall be read into this Trust Agreement against any of the Trustees. Notwithstanding the foregoing, no provision of this Trust Agreement shall require any of the Trustees to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Notwithstanding anything contained in this Trust Agreement to the contrary, the duties and responsibilities of the Property Trustee under this Trust Agreement shall be subject to the protections, exculpations and limitations on liability afforded to the Property Trustee under the provisions of the Trust Indenture Act and, to the extent applicable, Rule 3A-7 under the Investment Company Act or any successor rule thereunder. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section 8.01.

           (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the income and proceeds from the Trust Property and only to the extent that there shall be sufficient income or proceeds from the Trust Property to enable the Property Trustee or Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.01(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

           (c)   All  duties and responsibilities of the Property
Trustee contained in this Trust Agreement are subject to the following:

                (i) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Trust Property shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement, the Trust Indenture Act and, to the extent applicable, Rule 3a-7 under the Investment Company Act;

                 (ii) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Trust Property or the payment of any taxes or assessments levied thereon or in connection therewith;

                (iii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Depositor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account established by the Property Trustee pursuant to this Trust Agreement and except to the extent otherwise required by law; and

                 (iv) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the default or misconduct of the Administrative Trustees or the Depositor.

          Section VIII.02.  Certain Notices.

           (a) Within five Business Days after the occurrence of any Event of Default known to the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.08, notice of any Event of Default to the Securityholders, the Administrative Trustees and the Depositor, unless such Event of Default shall have been cured or waived.

           (b) Within five Business Days after receipt of notice of the Depositor's exercise of its right to defer the payment of interest on the Debentures pursuant to the Subordinated
Indenture, an Administrative Trustee shall transmit, in the manner and to the extent provided in Section 10.08, notice of such exercise to the Securityholders and the Property Trustee, unless such exercise shall have been revoked.

           Section  VIII.03.  Certain Rights of Property Trustee.
Subject to the provisions of Section 8.01 and except as provided by law:

                 (i)  the Property Trustee may conclusively  rely
          and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                 (ii)      if (A) in performing its duties  under
          this Trust Agreement the Property Trustee is required to decide between alternative courses of action or (B) in construing any of the provisions in this Trust Agreement the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (C) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Preferred Securityholders are entitled to vote under the terms of this Trust Agreement, the Property Trustee shall deliver a written notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken. The Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor; provided, however, that if the Property Trustee does not receive such instructions of the Depositor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

                 (iii) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request and rely conclusively upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrative Trustees;

                 (iv) the Property Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                 (v)  the  Property  Trustee shall  be  under  no
          obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Securityholders pursuant to this Trust Agreement, unless such Securityholders shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses (including reasonable attorneys' fees and expenses) and liabilities which might be incurred by it in complying with such request or direction;

                 (vi) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document reasonably believed by it to be genuine, unless requested in writing to do so by one or more Securityholders, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Property Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Depositor personally or by agent or attorney;

                 (vii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder, provided that the Property Trustee shall be responsible for its own negligence or recklessness with respect to selection of any agent or attorney appointed by it hereunder;

                (viii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Trust Agreement;

                 (ix) the Property Trustee shall not be charged with knowledge of any default or Event of Default with respect to the Trust Securities unless either (1) a Responsible Officer of the Property Trustee shall have actual knowledge of the default or Event of Default or (2) written notice of such default or Event of Default shall have been given to the Property Trustee by the Depositor, the Administrative Trustees or by any Holder of the Trust Securities;

                (x) no provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation; and no permissive or discretionary power or authority available to the Property Trustee shall be construed to be a duty;

                 (xi) no provision of this Trust Agreement shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Property Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Trust Agreement or adequate indemnity against such risk or liability is not reasonably assured to it;

                 (xii) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any tax or securities) (or any rerecording, refiling or registration thereof);

                 (xiii)    the  Property Trustee shall  have  the
          right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction; and

                 (xiv) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request instructions from the Holders of the Trust Securities, which instructions may only be given by the Holders of the same proportion of Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of this Trust Agreement in respect of such remedies, rights or actions, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions.

           Section VIII.04. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof or as to the title of the Trust thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with any Trustees hereunder, nor as to the validity or sufficiency of this Trust Agreement or the Trust Securities. The Trustees shall not be accountable for the use or application by the Trust of the proceeds of the Trust Securities in accordance with Section 2.05.

           Section VIII.05. May Hold Securities. Any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, except as provided in the definition of the term "Outstanding" in Article I, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

          Section VIII.06.  Compensation; Fees; Indemnity.

          The Depositor agrees

           (1) to pay to the Trustees from time to time reasonable compensation for all services rendered by the Trustees hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

           (2) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence (gross negligence, in the case of any Administrative Trustee), bad faith or willful misconduct; and

           (3) to indemnify each Trustee for, and to hold each Trustee harmless against, any and all loss, damage, claims, liability or expense incurred without negligence (gross negligence, in the case of any Administrative Trustee), bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Trust Agreement, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

           As security for the performance of the obligations of the Depositor under this Section 8.06, each of the Trustees shall have a lien prior to the Trust Securities upon all property and funds held or collected by such Trustee as such, except funds held in trust for the payment of Distributions on the Trust Securities.

           The provisions of this Section 8.06 shall survive the termination of this Trust Agreement.

             Section   VIII.07.    Certain   Trustees   Required;
     Eligibility.

           (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section 8.07(a), the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section 8.07(a), it shall resign immediately in the manner and with the effect hereinafter specified in this Article VIII.

            (b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind such entity.

           (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware that otherwise meets the requirements of applicable Delaware law and that shall act through one or more persons authorized to bind such entity.

          Section VIII.08.      Conflicting Interests.

           If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement. The Subordinated Indenture and the Guarantee Agreement shall be deemed to be specifically described in this Trust Agreement for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

          Section VIII.09.  Co-Trustees and Separate Trustee.

           Unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Depositor and the Property Trustee shall have power to appoint, and upon the written request of the Property Trustee, the Depositor shall for such purpose join with the Property Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 8.09. If the Depositor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment.

           Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged, and delivered by the Depositor.

           Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

           (1) The Trust Securities shall be executed and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees designated for such purpose hereunder, shall be exercised, solely by such Trustees.

          (2) The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties, and obligations shall be exercised and performed by such co-trustee or separate trustee.

          (3) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 8.09, and, in case a Debenture Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the
     Depositor shall join with the Property Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 8.09.

           (4) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder.

          (5) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

           (6)   Any  Act  of Holders delivered to  the  Property
     Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

           Section VIII.10. Resignation and Removal; Appointment of Successor. No resignation or removal of any Trustee (as the case may be, the "Relevant Trustee") and no appointment of a successor Relevant Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Relevant Trustee in accordance with the applicable requirements of Section 8.11.

           Subject to the immediately preceding paragraph, the Relevant Trustee may resign at any time by giving written notice thereof to the Securityholders. If the instrument of acceptance by a successor Relevant Trustee required by Section 8.11 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the resigning Relevant Trustee may petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

           An Administrative Trustee may be removed by the Holder of Common Securities at any time. Unless a Debenture Event of Default shall have occurred and be continuing, the Property Trustee or the Delaware Trustee may be removed at any time by Act of the Common Securityholder. If a Debenture Event of Default shall have occurred and be continuing, the Relevant Trustee may be removed at such time by Act of the Securityholders of a majority of the aggregate Liquidation Amount of the Outstanding Preferred Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust).

           If the Relevant Trustee shall resign, be removed or become incapable of continuing to act as Relevant Trustee at a time when no Debenture Event of Default shall have occurred and be continuing, the Common Securityholder, by Act of the Common Securityholder delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and the retiring Relevant Trustee shall comply with the applicable requirements of Section 8.11. If the Property Trustee or Delaware Trustee shall resign, be removed or become incapable of continuing to act as the Relevant Trustee at a time when a Debenture Event of Default shall have occurred and be continuing, the Preferred Securityholders, by Act of the Preferred Securityholders of a majority in Liquidation Amount of the Outstanding Preferred Securities delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and the Relevant Trustee shall comply with the applicable requirements of Section 8.11. If no successor Relevant Trustee shall have been so appointed by the Common Securityholders or the Preferred Securityholders and accepted appointment in the manner required by Section 8.11, any Securityholder who has been a Securityholder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

          The retiring Relevant Trustee shall give notice of each resignation and each removal of the Relevant Trustee and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 10.08 and shall give notice to the Depositor. Each notice shall include the name and address of the successor Relevant Trustee and, in the case of the Property Trustee, the address of its Corporate Trust Office.

          Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Administrative Trustee or a Delaware Trustee who is a natural person dies or becomes incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (i) the unanimous act of remaining Administrative Trustees if there are at least two of them or (ii) otherwise by the Depositor (with the successor in each case being an individual who satisfies the eligibility requirements for Administrative Trustees or Delaware Trustee, as the case may be, set forth in Section 8.07). Additionally, notwithstanding the foregoing or any other provision of this Trust Agreement, in the event the Depositor reasonably believes that any Administrative Trustee who is a natural person has become incompetent or incapacitated, the Depositor, by notice to the remaining Trustees, may terminate the status of such Person as an Administrative Trustee (in which case the vacancy so created will be filled in accordance with the preceding sentence).

            Section VIII.11. Acceptance of Appointment by Successor. In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Trustee shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust and (2) shall add to or change any of the provisions of this Trust Agreement as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees of the same trust and that each such Relevant Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Relevant Trustee and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust.

           Upon request of any such successor Relevant Trustee, the retiring Relevant Trustee shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

            No   successor  Relevant  Trustee  shall  accept  its
appointment unless at the time of such acceptance such  successor
Relevant  Trustee  shall  be qualified and  eligible  under  this
Article VIII.

          Section VIII.12. Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Property Trustee or the Delaware Trustee or any Administrative Trustee or any Trustee that is not a natural person may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article VIII, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

          Section VIII.13. Preferential Collection of Claims Against Depositor or Trust. If and when the Property Trustee shall be or become a creditor of the Depositor or the Trust (or any other obligor upon the Debentures or the Trust Securities), the Property Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Depositor or Trust (or any such other obligor).

          Section VIII.14.  Reports by Property Trustee.

            (a) The Property Trustee shall transmit to Securityholders such reports concerning the Property Trustee and its actions under this Trust Agreement as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. Such of those reports as are required to be transmitted by the Property Trustee pursuant to
Section 313(a) of the Trust Indenture Act shall be so transmitted within 60 days after [________ __] of each year, commencing [_______ __], 199[_].

           (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with each stock exchange upon which the Trust Securities are listed, with the Commission and with the Depositor. The Depositor will notify the Property Trustee when any Trust Securities are listed on any stock exchange.

          Section VIII.15. Reports to the Property Trustee. The Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 (if any) and the compliance certificate required by Section 314 of the Trust
Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

            Section   VIII.16.   Evidence  of   Compliance   With
Conditions Precedent. Each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any
conditions  precedent,  if  any,  provided  for  in  this   Trust
Agreement (including any covenants compliance with which constitutes a condition precedent) that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

          Section VIII.17.  Number of Trustees.

           (a)   The  number of Trustees shall be five,  provided
that  the  Depositor,  by  written  instrument  may  increase  or
decrease  the  number of Administrative Trustees.   The  Property
Trustee and the Delaware Trustee may be the same person.

           (b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to Section 8.17(a), or if the number of Trustees is increased pursuant to Section 8.17(a), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with
Section 8.10.

           (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 8.10, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Trust Agreement.

          Section VIII.18.  Delegation of Power.

           (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.07(a), including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

           (b) the Administrative Trustees shall have power to delegate from time to time to such of their number the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

          Section VIII.19.  Fiduciary Duty.

           (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Trust Agreement shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture
Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person;

           (b) Unless otherwise expressly provided herein and subject to the provisions of the Trust Indenture Act:

                 (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered
          Person; or

                 (ii) whenever this Trust Agreement or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Trust Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Trust Agreement or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise; and

           (c) Unless otherwise expressly provided herein and subject to the provisions of the Trust Indenture Act, whenever in this Trust Agreement an Indemnified Person is permitted or required to make a decision

                 (i)  in  its "discretion" or under  a  grant  of
          similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it reasonably desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                 (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Trust Agreement or by applicable law.

           Section 8.20 Voting. Except as otherwise provided in this Trust Agreement, the consent or vote of the Administrative
Trustees shall be approved by not less than a majority of the Administrative Trustees.


                          ARTICLE IX.

              Termination, Liquidation and Merger

           Section IX.01. Termination Upon Expiration Date. Unless terminated earlier, the Trust shall automatically terminate on December 31, [____] (the "Expiration Date") and the Trust Property shall be distributed in accordance with Section 9.04.

           Section IX.02.  Early Termination.  Upon the first  to
occur of any of the following events (such first occurrence, an "Early Termination Event"):

                 (a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Depositor;

                 (b) the delivery of written direction to the Property Trustee by the Depositor at any time (which direction is wholly optional and within the discretion of the Depositor) to terminate the Trust and distribute the Debentures to Securityholders in exchange for the Trust Securities in accordance with Section 9.04;

                 (c)  the  redemption  of all  of  the  Preferred
          Securities;

                 (d) the termination of the Trust in accordance with Section 9.04(d); and

                 (e) an order for judicial termination of the Trust having been entered by a court of competent jurisdiction;

the Trust shall automatically terminate and the Trustees shall take such action as is required by Section 9.04.

             Section IX.03. Termination. The respective obligations and responsibilities of the Trust and the Trustees created hereby shall terminate upon the latest to occur of the following: (i) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to
Section 9.04, or upon the redemption of all of the Trust Securities pursuant to Section 4.02 or 9.04(d), of all amounts required to be distributed hereunder upon the final payment of the Trust Securities; (ii) the payment of any expenses owed by the Trust; and (iii) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders.

          Section IX.04.  Liquidation.

           (a)  If an Early Termination Event specified in clause
(a), (b), (d) or (e) of Section 9.02 occurs or upon the Expiration Date, after satisfaction of creditors of the Trust, if any, as provided by applicable law, the Trust shall be liquidated by the Property Trustee as expeditiously as the Property Trustee determines to be appropriate by distributing to each Securityholder a Like Amount of Debentures, subject to Section 9.04(e). Notice of liquidation shall be given by the Administrative Trustees by first-class mail, postage prepaid, mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

                (i) state the Liquidation Date;

                  (ii) state that from and after the Liquidation Date, the Trust Securities will no longer be deemed to be outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Debentures; and

                (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Debentures, or if Section 9.04(e) applies receive a Liquidation Distribution, as the Administrative Trustees or the Property Trustee shall deem appropriate.

           (b) Except where Section 9.02(c) or Section 9.04(e) applies, in order to effect any liquidation of the Trust hereunder, and any resulting distribution of the Debentures to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Debentures in exchange for the Outstanding Trust Securities Certificates.

           (c) Except where Section 9.02(c) or Section 9.04(e) applies, after any Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) certificates (or, at the election of the Depositor, Debentures in global form, subject to the provisions of the Subordinated Indenture) representing a Like Amount of Debentures will be issued to Holders of Trust Securities Certificates, upon surrender of such Trust Securities Certificates to the Administrative Trustees or their agent for exchange, (iii) the Depositor shall use its reasonable efforts to have the Debentures listed on the New York Stock Exchange or on such other stock exchange or other organization as the Preferred Securities are then listed or traded, (iv) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Debentures, accruing interest at the rate provided for in the Debentures from the last Distribution Date on which a Distribution was made on such Trust Certificates until such Trust Securities Certificates are so surrendered (and until such Trust Securities Certificates are so surrendered, no payments or interest or principal will be made to Holders of Trust Securities Certificates with respect to such Debentures) and (v) all rights of Securityholders holding Trust Securities will cease, except the right of such Securityholders to receive Debentures upon surrender of Trust Securities Certificates.

          (d) If at any time, a Special Event shall occur and be continuing, the Depositor has the right to redeem the Debentures in whole but not in part and therefore cause a mandatory redemption of all the Preferred Securities at the Redemption Price within 90 days following the occurrence of such Special Event. The Common Securities will be redeemed on a pro rata basis with the Preferred Securities, except that if a Debenture
Event of Default has occurred and is continuing, the Preferred Securities will have a priority over the Common Securities with respect to payment of the Redemption Price.

           (e) In the event that, notwithstanding the other provisions of this Section 9.04, whether because of an order for termination entered by a court of competent jurisdiction or otherwise, distribution of the Debentures in the manner provided herein is determined by the Property Trustee not to be practical, the Trust Property shall be liquidated, and the Trust shall be dissolved, wound-up or terminated, by the Property Trustee in such manner as the Property Trustee determines. In such event, on the date of the dissolution, winding-up or other termination of the Trust, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors of the Trust, if any, as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such dissolution, winding up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holder of Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution, winding-up or termination pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if a Debenture Event of Default has occurred and is continuing or if a Debenture Event of Default has not occurred solely by reason of a requirement that time lapse or notice be given, the Preferred Securities shall have a priority over the Common Securities.

           Section IX.05.  Mergers, Consolidations, Amalgamations
or Replacements of the Trust.

           The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other Person, except pursuant to this Trust Agreement. At the request of the Depositor, with the consent of the Administrative Trustees and without the consent of the Holders of the Preferred Securities, the Trust may merge with or into, consolidate, amalgamate, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any state; provided, that (i) such successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Preferred Securities or (b) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank in priority with respect to distributions and payments upon liquidation, redemption and otherwise, (ii) the Depositor expressly appoints a trustee of such successor entity possessing substantially the same powers and duties as the Property Trustee as the holder of the Debentures, (iii) the Successor Securities are listed or traded, or any Successor Securities will be listed or traded upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed, if any, (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of Preferred Securities (including any Successor Securities) in any material respect, (vi) such successor entity has a purpose substantially identical to that of the Trust, (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Depositor has received an Opinion of Counsel to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect, and (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor any successor entity will be required to register as an investment company under the Investment Company Act and (viii) the Depositor or any permitted successor or assignee owns all of the Common Securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of 100% in Liquidation Amount of the Preferred Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or the successor entity to be classified as other than a grantor trust for United States Federal income tax purposes.


                           ARTICLE X.

                    Miscellaneous Provisions

            Section X.01. Guarantee by the Depositor and Assumption of Obligations. Subject to the terms and conditions hereof, the Depositor irrevocably and unconditionally guarantees to each Person to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries"), and agrees to assume liability for, the full payment, when and as due, of any and all Obligations (as hereinafter defined) to such Beneficiaries. As used herein, "Obligations" means any indebtedness, expenses or liabilities of the Trust, other than obligations of the Trust to pay to Holders or other similar interests in the Trust the amounts due such Holders pursuant to the terms of the Preferred Securities or such other similar interests, as the case may be. This guarantee and assumption is intended to be for the benefit, of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

          Section X.02. Limitation of Rights of Securityholders. The death or incapacity of any Person having an interest, beneficial or otherwise, in a Trust Security shall not operate to terminate this Trust Agreement, nor entitle the legal representatives or heirs of such Person or any Securityholder for such Person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          Section X.03.  Amendment.

           (a) This Trust Agreement may be amended from time to time by the Trust (on approval of a majority of the Administrative Trustees and the Depositor, without the consent of any Securityholders), (i) to cure any ambiguity, correct or supplement any provision herein or therein which may be inconsistent with any other provision herein or therein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, that shall not be inconsistent with the other provisions of this Trust Agreement,
(ii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust will be classified for United States Federal income tax purposes other than as a "grantor trust" and not as an association taxable as a corporation at any time that any Trust Securities are Outstanding or to ensure the Trust's exemption from the status of an "investment company" under the Investment Company Act, or (iii) to effect the acceptance of a successor Relevant Trustee's appointment; provided, however, that, except in the case of clause (ii), such action shall not adversely affect in any material respect the interests of any Securityholder and, in the case of clause (i), any amendments of this Trust Agreement shall become effective when notice thereof is given to the Securityholders.

           (b) Except as provided in Sections 6.01(c) and 10.03(c), any provision of this Trust Agreement may be amended by the Administrative Trustees and the Depositor with (i) the consent of Holders of Trust Securities representing not less than a majority (based upon Liquidation Amounts) of the Outstanding Trust Securities and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States Federal income tax purposes or the Trust's exemption from status of an "investment company" under the Investment Company Act.

           (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 6.03 or 6.06), this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date, (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date, or (iii) change the provisions of this Section 10.03(c).

          (d) Notwithstanding any other provisions of this Trust Agreement, no Trustee shall enter into or consent to any amendment to this Trust Agreement which would cause the Trust to fail or cease to qualify for the exemption from status of an "investment company" under the Investment Company Act afforded by Rule 3a-5 thereunder.

           (e) Notwithstanding anything in this Trust Agreement to the contrary, without the consent of the Depositor and the Trustees, this Trust Agreement may not be amended in a manner which imposes any additional obligation on the Depositor or any Trustee.

           (f)   In  the event that any amendment to  this  Trust
Agreement is made, the Administrative Trustees shall promptly provide to the Depositor a copy of such amendment.

           (g) The Property Trustee is entitled to receive an Opinion of Counsel as conclusive evidence that any amendment to this Trust Agreement executed pursuant to this Section 10.03 is authorized or permitted by, and conforms to, the terms of this
Section 10.03, has been duly authorized by and lawfully executed and delivered on behalf of the other requisite parties, and that it is proper for the Property Trustee under the provisions of this Section 10.03 to join in the execution thereof.

           Section X.04. Separability. In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section X.05. Governing Law. This Trust Agreement and the rights and obligations of each of the Securityholders, the Trust and the Trustees with respect to this Trust Agreement and the Trust Securities shall be construed in accordance with and governed by the laws of the State of Delaware (without regard to conflict of laws principles).

           Section X.06.  Successors.  This Trust Agreement shall
be binding upon and shall inure to the benefit of any successor to the Trust or the Relevant Trustees or any of them, including any successor by operation of law.

           Section  X.07.   Headings.  The  Article  and  Section
headings are for convenience only and shall not affect the construction of this Trust Agreement.

           Section X.08. Notice and Demand. Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (i) in the case of a Preferred Securityholder, to such Preferred Securityholder as such Securityholder's name and address may appear on the Securities Register and (ii) in the case of the Common Securityholder or the Depositor, to Entergy Louisiana, Inc., 639 Loyola Avenue, New Orleans, Louisiana 70113,
Attention: [Treasurer], facsimile no. (504) 576-[____], with a copy to the Secretary, facsimile no. (504) 576-[____]. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

           Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust, the Property Trustee, the Delaware Trustee or the Administrative Trustees shall be given in writing addressed (until another address is published by the Trust) as follows: (i) with respect to the Property Trustee or the Delaware Trustee, 101 Barclay Street, 21 West, New York, New York 10286 marked "Attention: Corporate Trust Trustee Administration" with a copy to: The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711 and (ii) with respect to the Trust or the Administrative Trustees, at the address above for notice to the Depositor, marked "Attention:
Administrative Trustees for Entergy Louisiana Capital II". Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

           Section X.09. Agreement Not to Petition. Each of the Trustees and the Depositor agrees for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with Article IX, it shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any
proceeding  against the Trust under any Bankruptcy Law.   In  the
event the Depositor takes action in violation of this Section 10.09, the Property Trustee agrees, for the benefit of
Securityholders and at the expense of the Depositor, which expense shall be paid prior to filing an answer, that it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Property Trustee or the Trust may assert. The provisions of this Section 10.09 shall survive the termination of this Trust Agreement.

          Section X.10.  Conflict with Trust Indenture Act.

           (a) This Trust Agreement is subject to the provisions of the Trust Indenture Act that are required or deemed to be part of this Trust Agreement and shall, to the extent applicable, be governed by such provisions.

           (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

           (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Trust Agreement by any of the provisions of the Trust Indenture Act, such required or deemed provision shall control.

          (d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Trust
Securities as equity securities representing interests in the Trust.

          Section 10.11.  Acceptance of Terms of Trust Agreement,
Guarantee and Indenture.

THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THOSE TERMS AND PROVISIONS SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

          Section 10.12.  Counterparts.  This Trust Agreement may
be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Trust Agreement to be duly executed, all as of the day and year first above written.


                              ENTERGY LOUISIANA, INC.


                              By:___________________________
                                    Title: [________]


                              THE  BANK OF NEW YORK,
                                   as Property Trustee


                              By:___________________________
                                    Title: [____________]


                               THE  BANK OF NEW YORK (DELAWARE),
                                   as Delaware Trustee


                              By:__________________________
                                  Title: [________________]



                                 [_________________]
                                 solely  in his capacity  as
                                 Administrative Trustee



                                  [______________]
                                  solely  in  his capacity  as
                                  Administrative Trustee



                                  [______________]
                                  solely  in his capacity  as
                                  Administrative Trustee

                                                        EXHIBIT A

                      CERTIFICATE OF TRUST

                               OF

                 ENTERGY LOUISIANA CAPITAL II

           THIS CERTIFICATE OF TRUST of Entergy Louisiana Capital
II  (the  "Trust"), dated as of                 , 1996, is  being
duly executed and filed by the undersigned, as trustees, to create a business trust under the Delaware Business Trust Act (12 Del. C. 3801, et seq.).

          1. Name. The name of the business trust being created hereby is Entergy Louisiana Capital II.

          2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware are The Bank of New York (Delaware), White
Clay Center, Route 273, Newark, Delaware 19711.

          3. Effective Date. This Certificate of Trust shall be effective as of its filing.

           IN WITNESS WHEREOF, the undersigned, being the only trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

THE BANK OF NEW YORK (DELAWARE)       [_________________________],
not  in  its  individual capacity     not  in  his individual capacity
but  solely as Trustee                but solely  as Trustee


By:_________________________           By:____________________________
Name:
Title:

THE BANK OF NEW YORK,
not in its individual capacity
but solely as Trustee


By:_______________________
Name:
Title:

                                                        EXHIBIT B

              THIS CERTIFICATE IS NOT TRANSFERABLE

Certificate  Number                            Number  of  Common
Securities

     C-[ ]

            Certificate Evidencing Common Securities

                               of

                  ENTERGY LOUISIANA CAPITAL II

                      __%Common Securities
       (liquidation amount $25 per Common Security)


           Entergy Louisiana Capital II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Entergy Louisiana, Inc. (the
"Holder") is the registered owner of _____ (_____) common securities of the Trust representing undivided beneficial interests in the assets of the Trust and designated the __% Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). In accordance with Section 5.10 of the Trust Agreement (as defined below) the Common Securities are not transferable and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of _______ ___, 1996, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of the Common Securities as set forth therein. The Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

           Upon  receipt of this certificate, the Holder is bound
by   the   Trust  Agreement  and  is  entitled  to  the  benefits
thereunder.

           IN  WITNESS WHEREOF, an Administrative Trustee of  the
Trust has executed this certificate for and on behalf of the Trust this ____ day of _________, 199 .


                              ENTERGY LOUISIANA CAPITAL II


                              By:_______________________________
                                not in his (her) individual capacity,
                                but solely as Administrative Trustee

                                                        EXHIBIT C

            AGREEMENT AS TO EXPENSES AND LIABILITIES

           AGREEMENT  dated  as of ________  ___,  1996,  between
Entergy   Louisiana,  Inc.,  a  Louisiana  corporation  ("Entergy
Louisiana"),  and  Entergy  Louisiana  Capital  II,  a   Delaware
business trust (the "Trust").

            WHEREAS, the Trust intends to issue its Common Securities (the "Common Securities") to and receive Debentures from Entergy Louisiana and to issue its ___% Cumulative Quarterly Income Preferred Securities, Series A (the "Preferred Securities") with such powers, preferences and special rights and restrictions as are set forth in the Amended and Restated Trust Agreement of the Trust dated as of ________ __, 1996 as the same may be amended from time to time (the "Trust Agreement");

          WHEREAS, Entergy Louisiana will directly own all of the Common Securities and will issue the Debentures;

           NOW, THEREFORE, in consideration of the purchase by each holder of the Preferred Securities, which purchase Entergy Louisiana hereby agrees shall benefit Entergy Louisiana and which purchase Entergy Louisiana acknowledges will be made in reliance upon the execution and delivery of this Agreement, Entergy Louisiana, including in its capacity as holder of the Common Securities, and the Trust hereby agree as follows:

                           ARTICLE I

          Section 1.01. Guarantee by Entergy Louisiana. Subject to the terms and conditions hereof, Entergy Louisiana hereby irrevocably and unconditionally guarantees the full payment, when and as due, of any and all Obligations (as hereinafter defined) to each person or entity to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries"). As used herein, "Obligations" means any indebtedness, expenses or liabilities of the Trust, other than (i) obligations of the Trust to pay to holders of any Preferred Securities or other similar interests in the Trust the amounts due such holders pursuant to the terms of the Preferred Securities or such other similar interests, as the case may be and (ii) obligations arising out of the negligence, willful misconduct or bad faith of the Trustees of the Trust. This Agreement is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

          Section 1.02. Term of Agreement. This Agreement shall terminate and be of no further force and effect upon the date on which there are no Beneficiaries remaining; provided, however, that this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any holder of Preferred Securities or any Beneficiary must restore payment of any sums paid under the Preferred Securities, under any Obligation, under the Guarantee Agreement dated the date hereof by Entergy Louisiana and The Bank of New York, as guarantee trustee, or under this Agreement for any reason whatsoever. This Agreement is continuing, irrevocable, unconditional and absolute.

           Section 1.03. Waiver of Notice. Entergy Louisiana hereby waives notice of acceptance of this Agreement and of any Obligation to which it applies or may apply, and Entergy Louisiana hereby waives presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

            Section   1.04.   No  Impairment.   The  obligations,
covenants, agreements and duties of Entergy Louisiana under this Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

           (a) the extension of time for the payment by the Trust of all or any portion of the Obligations or for the performance of any other obligation under, arising out of, or in connection with, the Obligations;

           (b) any failure, omission, delay or lack of diligence on the part of the Beneficiaries to enforce, assert or exercise any right, privilege, power or remedy conferred on the Beneficiaries with respect to the Obligations or any action on the part of the Trust granting indulgence or extension of any kind; or

            (c) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust.

There shall be no obligation of the Beneficiaries to give notice to, or obtain the consent of, Entergy Louisiana with respect to the happening of any of the foregoing.

           Section 1.05. Enforcement. A Beneficiary may enforce this Agreement directly against Entergy Louisiana and Entergy Louisiana waives any right or remedy to require that any action be brought against the Trust or any other person or entity before proceeding against Entergy Louisiana.


                           ARTICLE II

           Section 2.01. Binding Effect. All guarantees and agreements contained in this Agreement shall bind the successors, assigns, receivers, trustees and representatives of Entergy Louisiana and shall inure to the benefit of the Beneficiaries.

          Section 2.02. Amendment. So long as there remains any Beneficiary or any Preferred Securities of any series are outstanding, this Agreement shall not be modified or amended in any manner adverse to such Beneficiary or to the holders of the Preferred Securities.

           Section 2.03. Notices. Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering the same against receipt therefor by facsimile transmission (confirmed by mail), telex or by registered or certified mail, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of an answer-back, if sent by telex), to wit:

               Entergy Louisiana Capital II
               c/o [_________________], Administrative Trustee
               639 Loyola Avenue
               New Orleans, Louisiana 70113
               Facsimile No.: (504) 576-[____]

               Entergy Louisiana, Inc.
               639 Loyola Avenue
               New Orleans, Louisiana 70113
               Facsimile No.: (504) 576-[____]
               Attention: [__________]

           Section 2.04  THIS AGREEMENT SHALL BE GOVERNED BY  AND
CONSTRUED  AND  INTERPRETED IN ACCORDANCE WITH THE  LAWS  OF  THE
STATE   OF  NEW  YORK  (WITHOUT  REGARD  TO  CONFLICT   OF   LAWS
PRINCIPLES).

          THIS AGREEMENT is executed as of the day and year first above written.

                              ENTERGY LOUISIANA, INC.


                              By:__________________________________
                                 Name:
                                 Title:

                              ENTERGY LOUISIANA CAPITAL II

                              By:___________________________________
                                 [_________________]
                                 not in his individual capacity,
                                 but solely as Administrative Trustee

                 [Securities Depository Legend]


                                                        EXHIBIT D

     Certificate Number       Number of Preferred Securities

          P-                  CUSIP NO.

          Certificate Evidencing Preferred Securities

                               of

                  ENTERGY LOUISIANA CAPITAL II

   __% Cumulative Quarterly Income Preferred Securities, Series A
      (liquidation amount $25 per Preferred Security)


           Entergy Louisiana Capital II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ____________ (the "Holder") is the registered owner of _____ (_____) preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the Entergy Louisiana Capital II % Cumulative Quarterly Income Preferred Securities, Series A (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.04 or 5.11 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the
Trust  dated as of                   , 1996, as the same  may  be
amended from time to time (the "Trust Agreement"). The holder of this certificate is entitled to the benefits of the Guarantee Agreement of Entergy Louisiana, Inc., a Louisiana corporation, and The Bank of New York, as guarantee trustee, dated as of , 1996 (the "Guarantee") to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the holder of this certificate without charge upon written request to the Trust at its principal place of business or registered office.

           Upon receipt of this certificate, the holder of this certificate is bound by the Trust Agreement and is entitled to the benefits thereunder.

           IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate for and on behalf of the Trust.

Dated:

                              ENTERGY LOUISIANA CAPITAL II



                              By:________________________________
                                 [___________________]
                                not in his (her) individual capacity,
                                but solely  as Administrative Trustee


Countersigned by:



___________________________
     Transfer Agent

                           ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

_________________________________________________________________

_________________________________________________________________


(Insert assignee's social security or tax identification number)

_________________________________________________________________

_________________________________________________________________

(Insert address and zip code of assignee)

of   the  Preferred  Securities  represented  by  this  Preferred
Securities Certificate and irrevocably appoints

_________________________________________________________________

_________________________________________________________________


attorney to transfer such Preferred Securities Certificate on the books of the
Trust.   The  attorney may substitute another to act for  him  or
her.

Date:__________________

Signature:________________________

(Sign exactly as your name appears on the other side of this Preferred Securities
Certificate)

Signature:________________________

(Sign exactly as your name appears on the other side of this Preferred Securities
Certificate)